Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

In connection with the Quarterly Report of BlackSky Technology Inc., a Delaware corporation (“Company”), on Form 10-Q for the quarter ended September 30, 2021, as filed with the U.S. Securities and Exchange Commission (“Report”), the undersigned officer of the Company does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.
BlackSky Technology Inc.

/s/ Johan Broekhuysen
Johan Broekhuysen
Chief Financial Officer
Date: November 15, 2021